UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2012

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 20, 2012, Inergy, L.P. (“NRGY”) issued a press release announcing that its Board of Directors has authorized the repurchase of up to $100 million in value of NRGY’s outstanding common units from time to time through March 31, 2013, in open market transactions, including block purchases, through a unit repurchase program. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law. Such forward-looking statements may include statements preceded by, followed by or that contain forward-looking terminology, including the words “believe,” “expect,” “may,” “should,” “could,” “anticipate,” “estimate,” “intend” or the negation thereof, or similar expressions. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Should one or more of these risks or uncertainties materialize or any underlying assumption proves incorrect, actual results may vary materially from those anticipated, estimated or projected. Among the key factors that could cause actual results to differ materially from those referred to in the forward-looking statements are: weather conditions that vary significantly from historically normal conditions; the general level of petroleum product demand and the availability of propane supplies; the price of propane to the consumer compared to the price of alternative and competing fuels; the demand for high deliverability natural gas storage capacity in the Northeast; Inergy’s ability to successfully implement its business plan; the outcome of rate decisions levied by the Federal Energy Regulatory Commission; Inergy’s ability to generate available cash for distribution to unitholders; and the costs and effects of legal, regulatory and administrative proceedings against, or that may be brought against, Inergy or its subsidiaries. These and other risks and assumptions are described in Inergy’s annual reports on Form 10-K and other reports that are available from the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Inergy undertakes no obligation to update any forward-looking statement, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Inergy, L.P., dated August 20, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, its General Partner

Date: August 20, 2012	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Inergy, L.P., dated August 20, 2012.

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